UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2010

Image Metrics, Inc.
(Exact name of Registrant as Specified in its Charter)

Nevada	333-123092	20-1719023
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1918 Main Street, 2nd Floor, Santa Monica, California                                                                                                                                     90405
(Address of Principal Executive Offices)                                                                                                   (Zip Code)

Registrant’s telephone number, including area code: (310) 656-6551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On September 9, 2010, the Company entered into a loan agreement with Rosi Kahane, pursuant to which the Company has the right to borrow, prior to January 31, 2011, up to $2,600,000 from Mr. Kahane to be used by the Company to fund its general working capital requirements.  Borrowings under the agreement (i) are secured by a first priority lien on all of the Company’s assets, including the assets of the Company’s principal operating subsidiary, and a cross-guarantee by that subsidiary, (ii) bear interest at 13.5% per annum, payable at maturity, and (iii) may be converted at any time and from time to time, at Mr. Kahane’s option, into shares of the Company’s common stock at an exercise price of $1.00 per share.  As of September 9, 2010, the Company had drawn down $1,100,000 under the loan agreement, which amount matures on January 31, 2011, subject to mandatory prepayment of principal and interest on the earliest maturity date of any subsequent public or private debt financing received by the Company at any time before maturity.  The loan agreement includes customary affirmative and negative covenants, and customary events of default.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported under Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information reported under Item 1.01 is incorporated herein by reference.

The promissory notes were exempt from registration under Section 4(2) of the Securities Act as a sale by an issuer not involving a public offering and under Regulation D promulgated pursuant to the Securities Act. The promissory notes were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D under the Securities Act and corresponding provisions of state securities laws in reliance upon representations and warranties of the Lenders set forth in their respective subscription agreements.  Such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

4.1	Convertible Promissory Note issued to Rosi Kahane dated September 9, 2010.

4.2	Loan Agreement with Rosi Kahane dated September 9, 2010.

4.3	Security Agreement with Rosi Kahane.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

IMAGE METRICS, INC.

By:	/s/ Ron Ryder
Ron Ryder
Chief Financial Officer

Date:  September 16, 2010